Accrued Expenses and Other Liabilities (Details) - Schedule of Accrued Expenses and Other Liabilities - USD ($)		Oct. 31, 2022	Oct. 31, 2021
Accrued Expenses and Other Liabilities [Abstract]
Accrued expenses	[1]	$ 7,880,984	$ 5,719,287
Payroll payable		102,297	102,482
Other payable		509,642	123,341
Accrued expenses and other liabilities		$ 8,492,923	$ 5,945,110

[1]	The balance as of October 31, 2022 represented accrued contract expenses of approximately $6.9 million and accrued contract loss of approximately $1.0 million. The balance as of October 31, 2021 represented accrued contract expenses of approximately $3.8 million and accrued contract loss of approximately $1.9 million.